THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM

                        Supplement dated August 4, 2000
                       to Prospectus dated March 31, 2000

The following information supersedes and replaces the information contained in the Prospectus in the sidebar "About the Portfolio Manager" that appears under the caption "Details About the Program-How the Program Invests":

Theodore R. Jaeckel, Jr. is the portfolio manager of the Program. Mr. Jaeckel has been a Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers since 1997 and a Vice President since 1991.